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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 2, 2006

ARGYLE SECURITY ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51639	20-3101079

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Concord Plaza Suite 700 San Antonio, TX	78216

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 828-1700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Argyle Security Acquisition Corporation (the “Company”) announced that, effective March 2, 2006, the holders of the Company’s units could separately trade the common stock and warrants included in such units.

A copy of the Press Release issued by the Company announcing the separate trading of the securities underlying the units is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

          (c)       Exhibits:

Exhibit No.	Description

99.1	Press release dated March 2, 2006

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 2, 2006	ARGYLE SECURITY ACQUISITION CORP.

	By:	/s/ Bob Marbut

Bob Marbut
Chairman and co-Chief Executive Officer